THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE ACT) OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

This Offshore Securities Subscription Agreement (the "Agreement"), dated July
 5  , 1996, is entered into by and between Management Technologies, Inc., a
- - --
company incorporated in the state of New York (the "Company"), and     RBB Bank
                                                                   ----
AG  (the "Buyer").
  -

The Company has offered for sale outside the United States (as that term is defined in Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "Act") to the Buyer, $ 2,000,000 of 6 3/4 %
                                               -         -
Convertible Notes due July 5, 1999 (the "Securities"), the total offering of $2,000,000 of 6 3/4% Convertible Notes due July 8 , 1999, convertible into
                                                 -
common stock of the Company. Interest on the Securities will be payable quarterly in arrears on 8 October, 8 January, 8 April and 8 July and on conversion in common stock of the Company. The terms on which the Securities may be converted into Common Shares (such Common Shares underlying the Securities being referred to herein as "Shares") and the other terms of the Securities are set forth in the Form of Convertible Note attached as Annex A. Capitalized terms used herein and not defined herein shall have the meanings given to them in Regulation S as the same may be amended from time to time.

The parties hereto agree as follows:

1.   Purchase and Sale of Securities.  Upon the basis of the representations and
     --------------------------------

warranties, and subject to the terms and conditions, set forth in this Agreement, the Company covenants and agrees to sell to the Buyer on the Closing Date (as hereinafter defined) $ 2,000,000 of the Securities at a price of 100%
                               -         -
of the original principal amount, and upon the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Buyer covenants and agrees to purchase from the Company, on the Closing Date $ 2,000,000 of the Securities of the Company at 100% of the
              -         -
original principal amount.

2.   Closing Instructions to Escrow Agent.  (a)  The closing of the purchase and
     -------------------------------------

sale of the Securities pursuant to Section 1 hereof shall take place on or before July 5 , 1996 (the "Closing Date") after the Company has delivered to the
             -
offices of Baratta and Goldstein (the "Escrow Agent") located at 597 Fifth Avenue, New York, NY 10117, Phone (212) 750 9700, Fax (212) 750 8297.
Convertible Notes (each a "Convertible Note") representing the Securities in denominations of not less than $50,000 and registered in the names provided by the Buyer (representing the maximum amount of Securities to be purchased by the Buyer hereunder).

     (b) The Company and the Buyer agree that they shall instruct the Escrow Agent as follows:

          (i) On the Closing Date, for each Convertible Note subscribed for and delivered to the Escrow Agent pursuant to paragraph 2(a) above, the Escrow Agent shall release payment of the Purchase Price for the Securities in immediately available funds to the Company's account as provided. The Escrow Agent shall return to the Company any Convertible Notes that the Buyer does not purchase on
the Closing Date.  If the closing shall not have taken place by July 5   , 1996,
                                                                       --
this agreement shall terminate unless extended in writing by mutual agreement.

          (ii) The Escrow Agent will make delivery of the number of Convertible Notes set forth in clause (2a) above in accordance with the instructions of the Buyer subject to customary settlement procedures.

3.   Representations and Warranties of the Buyer:  The Buyer understands and
     --------------------------------------------

represents and warrants to, and agrees with the Company that:

          (a) The Buyer understands that no federal or state agency has passed on, or made any recommendation or endorsement of the Securities.

          (b) The Buyer acknowledges that, in making the decision to purchase the Securities, it has relied solely upon independent investigations made by it and not upon any representations made by the Company with respect to the Company or the Securities, except for the representations and warranties in this Agreement, the Convertible Note, the Registration Rights Agreement, the Officers Certificate and the Opinion of Counsel, attached and made a part hereof as per Annexe D, except that the Buyer has received, reviewed and relied upon copies of the Form 10-Q for the quarter ended January 31, 1996, the Form 10-K for the year ended April 30, 1995, filed by the Company pursuant to the Securities Exchange Act of 1934, as amended, and all other filings and all forms 8K up to the current time since April 30, 1995, defined as "Exchange Act Reports".

          (c) The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from or non-application of the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understanding of the Buyer set forth herein in order to determine the applicability of such exemptions and the suitability of the Buyer to acquire the Securities.

          (d) The Buyer is not a U.S. Person (as defined in Regulation S) and is not and will not be an affiliate (as defined in the Exchange Act) of the Company.

          (e) No offer of the Securities was made to the Buyer while the Buyer was present in the United States.

          (f) At the time the buy order for the Securities was originated the Buyer was located outside the United States and is outside the United States on the date of the execution and delivery of this agreement and on the Closing Date.

          (g) The Buyer is aware that the Securities have not been and will not be registered under the Act (except as may be required under the Registration Rights Agreement) and may only be offered or sold pursuant to registration under the Act or an available exemption therefrom.

          (h) The Buyer (i) will not, during the period commencing on the Closing Date and ending 40 days after the Closing Date (the "Restricted Period"), offer or sell the Securities in the United States, to a U.S. Person or for the account or benefit of a U.S. Person or other than in accordance with Rule 903 or 904 and all other sections, as applicable, of Regulation S, and (ii) will, after the expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Securities only pursuant to registration under the Act or an available exemption therefrom and, in any case, in accordance with applicable federal and state securities laws.

          (i) The Buyer and its affiliates have complied, and will comply, with the offering restrictions, and any other requirements, of Regulation S.

          (j) The transactions contemplated by this Agreement (i) have not been pre-arranged by the Buyer with a purchaser located in the United States which is a U.S. Person, and (ii) are not part of a plan or scheme by the Buyer to evade the registration provisions of the Act.

          (k) The Buyer will be purchasing the Securities for its account for the purpose of investment and not (i) with a view to, or for sale in connection with, any distribution thereof or (ii) for the account or on behalf of any U.S. Person.

          (l) Neither the Buyer nor any of its affiliates has entered, has the intention of entering, or will during the Restricted Period enter into, with any U.S. Person, any put option, short position or other similar instrument or
           -

position with respect to the Securities or securities into which the Securities are convertible.

4.   Registration Rights  On or prior to the Closing Date, the Company and Buyer
     -------------------

agree to execute a Registration Rights Agreement in the form substantially set out in Annex C attached hereto.

5.   Conversion of Securities  The Securities may be converted into the Shares,
     ------------------------

as herein defined, at the option of the holder thereof under the terms set forth in the Form of Convertible Note, attached hereto as Annex A.

6.   Representations and Warranties of the Company.  The Company represents and
     ---------------------------------------------

warrants to, and agrees with, the Buyer that:

          (a) The Company has been duly incorporated and is validly existing as a Corporation in good standing under the laws of New York.

          (b) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations thereunder.

          (c) No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company or any of its affiliates is required for execution of this Agreement, including, without limitation, the issuance and sale of the Securities, or the performance of its obligations hereunder.

          (d) Except as disclosed to the Buyer or its representatives in writing, neither the sale of Securities pursuant to, nor the performance of its obligations under this Agreement by the Company will (i) violate , conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles of incorporation, charter or bye-laws of the Company or any of its affiliates, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company or any of its affiliates or any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its affiliates or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates is a party, by which the Company or any of its affiliates is bound, or to which any of the properties of the Company or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company or any of its affiliates is a party to; or (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its affiliates.

          (e) The Company has an authorized capitalization consisting of 200,000,000 shares of Common Stock, par value $.01 per share, and nil shares of
Preferred Stock, par value $ NIL   per share ("Preferred Stock").  The Company
                            -   --
has issued and outstanding  28869631           shares of Common Stock and nil
                           -        ----------
shares of Preferred Stock on the date hereof. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; prior to the Closing Date, the authorized capitalization shall include the Securities, and upon issuance, the Shares. The shares of Common Stock issuable upon conversion of the Securities, when issued and delivered in accordance with the terms of the Securities, will be duly and validly issued, fully paid and non-assessable. The issuance of the Shares will not be in violation of any preemptive or similar rights of the holders of any securities of the Company. The Securities (i) are free and clear of any security interests, liens, claims or other encumbrances, (ii) have been duly and validly authorized and on the Closing Date will be duly and validly issued, fully paid and non assessable, (iii) will not have been, individually and collectively, issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company, (iv) will not subject the holders thereof to personal liability by reason of being such holders, and
(v) the Shares underlying the Securities are quoted on, and will be, following the completion of the Restricted Period (if sold in accordance with the provisions of this Agreement and Regulation S as then in effect), eligible for trading on, the National Association of Securities Dealers Inc. Small Capitalization Market ("Nasdaq").

          (f) The Company is a Reporting Issuer (as defined in Regulation S) and as such has fulfilled its reporting obligations under the Exchange Act, to the extent set forth in such definition. The Company's stock is duly listed on the Nasdaq and the Company has received no notice, oral or written, with respect to its continued eligibility for such listing. The Company hereby agrees, promptly following the Closing of the transactions contemplated by this Agreement, to take such action to cause the Underlying Stock to be listed on Nasdaq upon expiration of the Restricted Period. The Company further agrees, if the Company applies to have the Common Stock traded on any other principal stock exchange or market, it will include in such application the Shares and will take such other action as is necessary or desirable to cause the Shares to be listed on such other exchange or market upon expiration of the Restricted Period.

          (g) The Exchange Act Reports are the only filings made by the Company since April 30, 1995 pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act. The Company will cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Securities Exchange Act of 1934, will comply in all respects with its reporting and filing obligations under said Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act. The Company will take all action necessary to continue the listing and trading of its Common Stock on Nasdaq and will comply in all respects with the Company's reporting, filing and other obligations under the bye-laws or rules of the NASD and Nasdaq.

          (h) The Company has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries except as listed in Annex E hereto. The Company and each such subsidiary, if any, is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any adverse effect on the business, operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material to such entity.

          (i) The Company had furnished or made available to the Buyer true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's Bye-Laws, as in effect on the date hereof (the "Bye-Laws").

          (j) The Company has delivered or made available to the Buyer true and complete copies of the Exchange Act Reports (including, without limitation, proxy information and solicitation materials). The Company has not provided to the Buyer any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed. As of their respective dates, the Exchange Act Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such Exchange Act Reports, and none of the Exchange Act Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Exchange Act Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          (k) Except as set forth in the financial statements and other documents filed by the Company under the Exchange Act, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to April 30, 1995 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company has not provided to any Buyer any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed.
          (l) Since April 30, 1995 there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in accordance with the Exchange Act.


          (m) There is no material action, suit, proceeding, inquiry or to the knowledge of the Company or any of its subsidiaries, investigation before or by any court, public board, government agency, self-regulatory organization or body pending or to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, except as disclosed in the SEC documents.

          (n) Neither the Company, nor any or its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Act.

          (o) The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Buyer relating to this Agreement of the transactions contemplated hereby.

          (p) As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of its Common Stock upon conversion of the Securities; provided, however, that the number of shares so reserved shall
at all times be at least  10,000,000             .  The number of shares so
                         -          -------------
reserved may be reduced by the number of shares actually delivered pursuant to the conversion of the Securities (provided that in no event shall the number of shares so reserved be less than the number required to satisfy the remaining conversion rights on the unconverted Securities) and the number of shares so reserved shall be increased to reflect stock splits and stock dividends and distributions.

          (q) The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

          (r) No legend has been or shall be placed on the Securities or share certificates representing the Securities or Shares and no note or stock transfer instructions have been or shall be given to the Company's transfer agent with respect thereto other than as set forth in Section 10.

          (s) Based upon the truth and accuracy of the representations and warranties made by the Buyer, the sale of the Securities pursuant to this Agreement will be made in accordance with the provisions and requirements of Regulation S and applicable state law.

          (t) No offer to sell the Securities was made by the Company to any person in the United States.

          (u) None of the Company, any affiliate of the Company, or any person acting on behalf of the Company or any such affiliate has engaged, or will engage, in any Directed Selling Efforts as that term is defined in Regulation S with respect to the Securities nor any general solicitation of the Securities.

          (v) The transactions contemplated by this Agreement (i) have not been pre-arranged with a purchaser who is in the United States or is a U.S. Person, and (ii) are not part of a plan or scheme to evade the registration provisions of the Act.

          (w) The Company undertakes and agrees to make all necessary filings in connection with this offering as required by the laws and regulations of all appropriate jurisdictions and securities exchanges in the United States of America.
          (x) Each party shall indemnify the other against any loss, cost or damages (including reasonable attorney's fees and expenses) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement.

7.   Offering Materials.  All offering materials and documents used in
     -------------------

connection with offers and sales of the Securities prior to the expiration of the Restricted Period referred to in section 3(h) hereof shall include statements to the effect that the Securities have not been registered under the 1933 Act and that the Buyer, may not directly or indirectly offer or sell the Securities in the United States or to a U.S. Persons (other than distributors) unless the Securities are registered under the 1933 Act, or an exemption from the registration requirements of the 1933 Act is available. Such statements shall appear (1) on the cover of any prospectus or offering circular used in connection with the offer or sale of the Securities (2) in the underwriting section of any prospectus or offering circular used in connection with the offer or sale of the Securities, and (3) in any advertisement made or issued by Seller, Buyer, any other distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing. Seller represents that all offering materials and documents used in connection with the offers and sales of the Securities prior to the Closing of the transactions contemplated herein have complied with the foregoing.

8.   Covenants of the Company.  (a)  The Company agrees that during the period
     ---------------------------

beginning on the date hereof and ending 90 days following the Closing Date, the Company will not, without the prior written consent of a "majority-in-interest" of the Buyers, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) in any form (the "Future Offerings"). In addition, the Company will not conduct any Future Offerings during the period beginning on the 90th day following the date hereof and ending 90 days following the Closing Date unless it shall have first delivered to the Buyers at least ten (10) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing the Buyers an option during such ten (10) day period to purchase all or any portion of their "pro-rata" share of the securities being offered in the Future Offerings on the same terms as contemplated by such Future Offering (the limitations referred to in this and the immediately preceding sentence are collectively referred to as the "Capital Raising Limitation"). The Capital Raising Limitation shall not apply to any transaction involving the Company's commercial banking arrangements or issuances of securities in connection with a merger, consolidation or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company (so long as the securities so issued are "restricted securities" within the meaning of Rule 144 under the 1933 Act and do not carry registration or piggy back rights for at least 360 days from the date of this Agreement) or exercise of options by employees, consultants or directors. The terms (i) "majority-in-interest" means Buyers holding more than 50% of the Common Stock underlying the Securities (treating the Securities on an as converted basis) and (ii) "pro-rata share" means the principal amount of the Securities initially purchased divided by the aggregate principal amount of all Securities sold hereunder.

     (b) The parties shall use their best efforts timely to satisfy each of the conditions described in Section 9 of this Agreement.


     (c) So long as the Buyers beneficially own any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.


     (d) The Company agrees to send the following reports to each Buyer until such Buyer transfers, assigns, or sells all of the Securities: (i) within ten
(10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; and
(ii) within one (1) day after release, copies of all press releases issued by the Company or any of its subsidiaries.


     (e) The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Securities and issuance of the Conversion Shares in connection therewith (based on the Conversion Price of the Securities in effect from time to time). In that regard, on the Closing Date,
the Company shall have at least 10,000,000    shares reserved for issuance upon
                                          ---
conversion of the Securities (subject to adjustment in order to comply with the immediately preceding sentence); provided that the Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of the Securities without the consent of a majority-in-interest of the Buyers, which consent will not be unreasonably withheld.


     (f) So long as the Buyer beneficially owns any Securities, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the AMEX, the NYSE or the NASDAQ.

     (g) The Company and the Buyers agree that the Closing Date shall be deemed to be a conclusion of the offering of the Securities contemplated hereby. The Company acknowledges and agrees that, for purposes of clarifying and specifying the applicable Restricted Period under Regulation S, the Buyers intend to observe as the Restricted Period (as defined in Regulation S) for the Securities, the period of 40 days commencing on the Closing Date and ending 40 days thereafter.

     (h) The Conversion Shares and the certificates evidencing the same shall at all times be free of legends (except as provided in Section 11 below), "stock transfer restriction." or other restrictions, except for covenants of the Buyers expressly set forth in this Agreement.


9.   Conditions Precedent to the Buyers' Obligation.  The obligations of the
     -----------------------------------------------

Buyer hereunder are subject to the performance by the Company of its obligations hereunder and to the satisfaction of the following additional conditions precedent:

          (a) The Buyer shall receive, on the Closing Date, an opinion of independent counsel to the Company, dated the Closing Date, confirming the representations made by the Company in Sections 6(a) through and including 6(f), 6(h) and 6(m) hereof, and such other matters as Buyer reasonably requests. The form of such opinion shall be as set forth in Annex D hereof.

          (b) Delivery of the notes representing the Securities with restrictive legend to the Escrow Agent as set forth herein.

          (c) The Company shall have delivered to the Buyer a certificate in form and substance reasonably satisfactory to the Buyer, executed by an executive officer of the Company, to the effect that all the conditions to the Closing shall have been satisfied and the representations and warranties of the Company herein are true and correct as of the date when made and as of the Closing Date, and certifying as to the Company's Certificate of Incorporation, Bye-Laws, resolutions authorizing transaction, and incumbency of Company officers.

          (d) The Company and the Buyer shall have entered into the Registration Rights Agreement contemplated by Section 4.

10.  Legends.  (a)  The certificates representing the Securities and the Shares
     --------

issued during the Restricted Period, shall bear the following legend (the "Legend"):


     "The securities represented hereby have been issued pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the "1933 Act"), and have not been registered under the 1933 Act. Such securities may not be transferred, offered or sold prior to the end of the forty (40)
     day period (the "Restricted Period") commencing on July 5   , 1996 unless
                                                              ---
     such transfer, offer or sale is made in an "offshore transaction" and not to or for the account of or benefit of a "U.S. Person" (as such terms are defined in Regulation S) and is otherwise in accordance with the requirements of Regulation S. Following expiration of the Restricted Period, the securities represented hereby may not be offered, sold or otherwise transferred in the United States or to a U.S. Person unless the securities are registered under the 1933 Act and applicable state securities laws, or such offers, sales and transfers are made pursuant to an available exemption from the registration requirements of those laws."

          (b) Following the expiration of the Restricted Period, the Company will remove or will promptly instruct its transfer agent to remove the Legend from the Securities and, if applicable, from the Shares issued during the Restricted Period (and will instruct its transfer agent to issue without the Legend, the Shares issuable upon any conversion or exercise occurring after the Restricted Period), if the Buyer holding such Securities or any other person in whose name such certificates have been or are to be issued shall have delivered a certificate (a "Removal Certificate") to the Company to the following effect:

     "The undersigned acknowledges that the securities to which this certificate relates have not been registered under Securities Act of 1933, as amended (the "1933 Act") and that offers, sales or other transfer of such securities must be made in compliance with Regulation S promulgated under the 1933 Act, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from registration, and the undersigned certifies that the undersigned has not made, nor will the undersigned make or cause to be made, any offer, sale or other transfer of such securities, in violation of the 1933 Act, other applicable securities laws or the rules and regulations of the Securities and Exchange Commission."

          (c) Upon the submission, at any time after the expiration of the Restricted Period, by a Buyer of a written request for legend removal for the purpose of a bona fide pledge or deposit of the Securities with a margin account, together with the certificates for which the legend removal is being requested, the Company will reissue or will promptly instruct its transfer agent to reissue the certificates representing the Securities to be so pledged or deposited without the Legend, and no Removal Certificate shall be required to be delivered in connection therewith.


          (d) Notwithstanding the provisions of this Section 11, if with respect to the Company's receipt of a Removal Certificate from any person, prior to any removal of the Legend, there shall have been after the date hereof any amendment to the 1933 Act or Regulation S or any no action letter or interpretative release shall have been promulgated by the Securities and Exchange Commission after the date hereof which explicitly disallows the removal of the Legend under the circumstances in which the request that it be removed is being made, then the Company shall have no obligation to remove or to instruct its transfer agent to remove the Legend, unless the Company shall have received from the person requesting such removal a written letter of counsel to such person reasonably acceptable to the Company and its counsel confirming that the Legend may be so removed or share certificates may be so issued without the Legend without violation of the 1933 Act. If the person requesting a removal of the Legend is unable to supply the legal opinion referred to above then the Company shall, upon demand of such person, be obligated to register the Common Stock for resale pursuant to the terms of the Registration Rights Agreement.

11.  Transfer Agent Instructions.  The Company's transfer agent (the "Transfer
     ----------------------------

Agent") will be instructed to reserve for issuance such number of shares of the Company's Common Stock as would be issuable if the Convertible Notes were converted on the Closing Date and such additional number of shares as, from time to time, shall be necessary to provide for the issuance of Shares upon the conversion of the Convertible Notes. Additionally, the Company shall deliver to its transfer agent at closing irrevocable instructions substantially in the form set forth in Annex B attached hereto, pursuant to which the transfer agent shall be instructed to issue upon conversion the number of shares provided for in the Convertible Note being converted on the terms provided for therein without restrictive legend, registered in the names provided by the Holders. The Company warrants and covenants that no instructions restricting the transferability of the Securities and the Shares other than the instructions in the immediately preceding sentence and instructions for a "stop transfer" instruction until the end of the Restricted Period have been given, or shall be given, to the Transfer Agent, and that the Securities and the Shares shall otherwise be freely transferable on the books and records of the Company. Nothing in this section, however, shall affect in any way the obligations and agreement of the Buyer to comply with all applicable federal, state and foreign securities laws upon resale of the Securities.


12.  Miscellaneous.  (a)  This Agreement may be executed in one or more
     --------------

counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement.
               (b) This Agreement shall be governed by and construed in accordance with the laws of the state of New York.


               (c) This agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors, and no other person shall have any right or obligation hereunder. This Agreement shall not be assignable by either party without the prior written consent of the other, and any assignment in violation hereof shall be void. Notwithstanding the foregoing, the Buyer may assign its rights in this Agreement to, and the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Securities or Shares.

               (d) This Agreement together with the Note and the Registration Rights Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersede all prior oral or written proposals or agreements related thereto. This Agreement may not be amended or any provision hereof waived, in whole or in part, except by a written amendment signed by both of the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, all as of the day and year above written.




BY: MANAGEMENT TECHNOLOGIES, INC.



/s/ Peter Morris                        /s/ Paul Ekon
   ---------------------------             -----------------------
Name:     Peter Morris                       Name:     Paul Ekon
Title.    President and Chief Operating Officer   Title     C.E.O.



BY: RBB BANK AG



/s/ Herbert Strauss
   ----------------------------------


Name:     Herbert Strauss